UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 4, 2019

CLECO CORPORATE HOLDINGS LLC
(Exact name of registrant as specified in its charter)

Louisiana	1-15759	72-1445282
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

2030 Donahue Ferry Road
Pineville, Louisiana	71360-5226
(Address of principal executive offices)	(Zip Code)

(318) 484-7400 (Registrant’s telephone number, including area code )

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revise accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

As previously disclosed in the Cleco Corporate Holdings LLC (the “Company”) Current Report on Form 8-K filed with the Securities and Exchange Commission on February 8, 2019 (the “Original Form 8-K”), Cleco Cajun LLC (“Cleco Cajun”) (f/k/a Cleco Energy LLC), a wholly owned subsidiary of the Company, pursuant to that certain Purchase and Sale Agreement (the “Purchase Agreement”), dated as of February 6, 2018, with NRG Energy, Inc. (“Seller”) and NRG South Central Generating LLC, a subsidiary of Seller (“NRG South Central”) acquired from Seller all of the outstanding membership interests in NRG South Central (the “Acquisition”) for approximately $1.0 billion. On February 4, 2019, Seller and Cleco Cajun entered into that certain Letter Agreement (the “Letter Agreement”), dated as of February 1, 2019, supplementing, amending and modifying the Purchase Agreement, dated as of February 6, 2018, by and between Seller and Cleco Cajun. This Form 8-K/A amends the Original Form 8-K to include the financial statements and pro forma financial information required by Items 9.01(a) and 9.01(b). Except as provided herein, the disclosures made in the Original Form 8-K remain unchanged.

Item 9.01. Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

The Audited Financial Statements of NRG South Central as of December 31, 2018 and 2017, and for the years ended December 31, 2018, 2017, and 2016 required by this Item are included as Exhibit 99.1 and incorporated by reference herein.

(b) Pro Forma Financial Information.

The Unaudited Pro Forma Condensed Combined Financial Statements of the Company (and its consolidated subsidiaries) for the year ended December 31, 2018 are set forth in Exhibit 99.2.

(d)     Exhibits.

Exhibit No.	Description
99.1	Audited Financial Statements of NRG South Central as of December 31, 2018 and 2017, and for the years ended December 31, 2018, 2017, and 2016
99.2	Unaudited Pro Forma Condensed Combined Financial Statements of the Company (and its consolidated subsidiaries) for the year ended December 31, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 22, 2019
CLECO CORPORATE HOLDINGS LLC

	By:	/s/ Tonita Laprarie
Tonita Laprarie
Controller and Chief Accounting Officer